Capital management	12 Months Ended
Dec. 31, 2023
Statements [Line Items]
Capital management [Text Block]

29. Capital management

The Company's definition of capital includes total equity and long-term debt. Hudbay's long-term debt balance as at December 31, 2023 was $1,287,536 (December 31, 2022 - $1,184,162).

The Company's objectives when managing capital are to maintain a strong capital base in order to:

- Advance Hudbay's corporate strategies to create long-term value for its stakeholders; and,

- Sustain Hudbay's operations and growth throughout metals and materials cycles.

Hudbay monitors its capital and capital structure on an ongoing basis to ensure they are sufficient to achieve the Company's short-term and long-term strategic objectives in a capital intensive industry. Hudbay faces several risks, including volatile metals prices, inflationary pressures on costs, access to capital, and risk of delays and cost escalation associated with major capital projects. The Company continually assesses the adequacy of its capital structure to ensure its objectives are met. Hudbay monitors its cash, which was $249,794 as at December 31, 2023 (2022 - $225,665), together with availability under its committed credit facilities. Hudbay invests its cash primarily in Canadian bankers' acceptances, deposits at major Canadian and Peruvian banks, or treasury bills issued by the federal or provincial governments. In addition to the requirement to maintain sufficient cash balances to fund continuing operations, Hudbay must maintain sufficient cash to fund the interest expense on the long-term debt outstanding (note 20). As part of the Company's capital management activities, Hudbay monitors interest coverage ratios and leverage ratios.